Information on net borrowings	12 Months Ended
Dec. 31, 2024
Information on net borrowings
Information on net borrowings

20 Information on net borrowings

(€ million)	December 31, 2024	December 31, 2023
A. Cash	3,367	3,731
B. Cash equivalents	4,816	6,462
C. Other current financial assets	7,881	7,637
D Liquidity (A+B+C)	16,064	17,830
E. Current financial debt	6,942	6,057
F. Current portion of non-current financial debt	3,157	2,084
G. Current financial indebtedness (E+F)	10,099	8,141
H. Net current financial indebtedness (G-D)	(5,965)	(9,689)
I. Non-current financial debt	6,175	5,472
J. Debt instruments	20,527	20,452
K. Non‐current trade and other payables
L. Non-current financial indebtedness (I+J+K)	26,702	25,924
M. Total financial indebtedness (H+L)	20,737	16,235

Net borrowings did not include €2,109 million of non-current financing receivables.

Cash and cash equivalents include €54 million (€205 million at December 31, 2023) subject to foreclosure measures and payment guarantees.

Other current financial assets include: (i) financial assets at fair value through profit or loss, disclosed in note 7 – Financial assets at fair value through profit or loss; (ii) financing receivables, disclosed in note 17 – Other financial assets.

Current and non-current debts are disclosed in note 19 – Finance debts.

Debt instruments included €42 million of positive fair value hedge derivative contracts entered to hedge fixed rate bonds.

Current portion of non-current financial debt and non-current financial debt include lease liabilities of €1,279 million and €5,174 million (€1,128 million and €4,208 million at December 31, 2023, respectively). More information on lease liabilities is reported in note 13 – Right-of-use assets and lease liabilities.